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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                               (Amendment No. 1)

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        APRIL 26, 2004
                                                --------------------------------

                            INTELLIPHARMACEUTICS LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
         DELAWARE                                             05-0496586
 (STATE OR JURISDICTION OF        (COMMISSION              (I.R.S. EMPLOYER
      INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)
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   30 WORCESTER ROAD, TORONTO, ONTARIO, CANADA                 M9W 5X2
--------------------------------------------------------------------------------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (416) 798-3001
                                                   -----------------------------

                                      N/A
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On February 23, 2004, Registrant, as Ready Capital Corp. ("Ready"), entered into a Share Exchange Agreement with IntelliPharmaCeutics Corp., ("IPC Corp.") a Canadian pharmaceutical company and agreed to merge Ready's wholly-owned Canadian subsidiary into IPC Corp. On September 10, 2004, Registrant completed the merger with IPC Corp. and reincorporated in Delaware (the "Merger"). Subsequent to IPC Corp. becoming the principal operating company, the Registrant determined that it was in its best interest to engage accountants for the operating company who were located in the same city as, and were most familiar with, the Registrant's business, and accordingly the Registrant dismissed Kahn Boyd Levychin, LLP as its independent accountant as of April 26, 2004 (when
Kahn Boyd Levychin LLP delivered its report on the Registrant's 2003 financial statements).

The reports issued by Kahn Boyd Levychin, LLP in connection with the audit of the financial statements of Ready as of December 31, 2003 and 2002 and for the period from inception (February 23, 1988) to December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Kahn Boyd Levychin, LLP's report did contain an explanatory paragraph that stated that the Registrant has not generated positive cash flows from operations and has accumulated deficit that raised substantial doubt about Registrant's ability to continue as a going concern.

In connection with the audit of the financial statements of Ready as of December 31, 2003 and 2002 and for the period from inception (February 23, 1988) to December 31, 2003, there were no disagreements with Kahn Boyd Levychin, LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Kahn Boyd Levychin, LLP, would have caused Kahn Boyd Levychin, LLP to make reference to the matter in their report.

A copy of Kahn Boyd Levychin, LLP's letter to the Securities and Exchange Commission, dated February 28, 2006 regarding its agreement with the foregoing statements is attached to this report as Exhibit 16.1.

(b) On April 8, 2005, the Registrant's Board of Directors approved the engagement of Mintz and Partners, LLP ("Mintz") as the Registrant's independent accountant. Mintz was not consulted regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements or any other matter that was either the subject of disagreement or identified in response to Item 304(a)(2)(ii) of Regulation S-B.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

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
16.1*    Letter of Agreement from Kahn Boyd Levychin, LLP
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*  Previously filed

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INTELLIPHARMACEUTICS LTD.
                                               -------------------------
                                                     (Registrant)


Date  March 15, 2006
      ----------------------

                                      /s/ Dr. Isa Odidi
                                      ------------------------------------------
                                      By: Dr. Isa Odidi, Chief Executive Officer



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